                                         EXHIBIT 10.15

                                AGREEMENT WITH PROFIT PRO, INC.
                                    DATED FEBRUARY 10, 1998

                               INTERNET (WebEPC)
                                   AGREEMENT

THIS Agreement entered into this 30th day of January, 1998, by and between Profit Pro, Inc., a Utah corporation, located at 114 West Business Park Drive, Draper, Utah 84020, and SHOPPING.COM (hereinafter "Customer") located at 2101 East Coast Highway, Corona del Mar, California 92625.

1. Unless otherwise terminated pursuant to this Agreement, this Agreement shall be in effect for a period of twenty-four (24) months and shall automatically renew on a yearly basis thereafter.

2. Customer will link to Profit Pro, Inc.'s web site and utilize the lookup software. Profit Pro, Inc. will work with Customer in order to provide a link that looks similar to that of Customer's site (Shopping.com).

3. Customer will assign a full time person to manage the information, including but not limited to the change of product lines, prices, and vendors.

4. Customer will work with Non-Profit Pro Rated vendors/manufacturers (if any) to provide Profit Pro, Inc. with all data/information necessary to put them on the Profit Pro, Inc. System. Customer will be responsible for all costs associated with the same.

5. Customer hereby indemnifies and agrees to hold harmless Profit Pro, Inc. from and against any and all claims, demands, and actions, and any liabilities, damages, or expenses resulting therefrom, including court costs and reasonable attorney fees, arising out of or relating to the services performed by Profit Pro, Inc., hereunder.

6. The work performed under this Agreement will be performed entirely at the Customer's request, and the Customer assumes all responsibility for any loss or damage in connection with work.

7. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Utah.

8. The parties are and shall be independent to one another, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership, or joint venture between the parties. Neither party shall be responsible for any act or admission of the other or any employee of the other.

9. If any provision(s) of this Agreement is held to be invalid, illegal, or unenforceable, the validity, legality and or enforceability of the remaining provisions shall not in any way be effected or impaired.

10. Customer agrees to pay Profit Pro for the following:

          Start up Fee                       $7,500.00
          Monthly Access Fee                 $2,500.00
          Per Hit Charge (based on the
           number of individual visits
           to Profit Pro site)
          Monthly visits (1 through 5000)    No Charge
          Monthly visits (5001+)             .25 per visit

IN WITNESS WHEREOF, Customer has caused this Agreement to be executed by their duly authorized representative on the date and year first above written.


Profit Pro, Inc.

Signature     /s/ [SIG]
         -----------------------------------------------------------------------
Date                  1/30/98
    ----------------------------------------------------------------------------


Customer Name            SHOPPING.COM
             -------------------------------------------------------------------
Authorized Signature        /s/ [SIG]
                    ------------------------------------------------------------
Date             1-30-98
    ----------------------------------------------------------------------------
Address             2101 E. Coast Highway
       -------------------------------------------------------------------------
City   Corona del Mar                        State   CA      Zip     98625
    ----------------------------------------      ---------     ----------------
Phone No.   (714) 640-4394     Fax No.   714  640-4374   Email  hay@shopping.com
         ---------------------        -----------------       ------------------



                               [PROFIT PRO LOGO]